UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 2, 2013

PACIFICHEALTH LABORATORIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23495	22-3367588
(Commission File Number)	(IRS Employer Identification No.)

100 Matawan Road, Suite 150, Matawan, NJ	07747-3913
(Address of Principal Executive Offices)	(Zip Code)

(732) 739-2900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - Registrant’s Business and Operations

Item 1.02.    Termination of a Material Definitive Agreement

By mutual agreement, we did not renew the employment agreement dated April 12, 2011 with our Chief Executive Officer, Frederick Duffner. Mr. Duffner continues to serve as our Chief Executive Officer notwithstanding the non-renewal of his agreement.

We have also, by mutual agreement, terminated our consulting agreement dated July 27, 2012, with Signal Nutrition LLC, the principal owner of which is one of our directors. We may, however, continue to have a business relationship with Signal Nutrition LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICHEALTH LABORATORIES, INC.

Dated: January 7, 2013	By:	/s/ Stephen P. Kuchen
Stephen P. Kuchen
Chief Financial Officer